UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2018 (October 29, 2018)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-37665	61-1770902
DELAWARE	001-07541	13-1938568
(State, or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
8501 Williams Road
Estero, Florida 33928
(Address of principal executive offices, including zip code)

(239) 301-7000
(239) 301-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 29, 2018, Robin C. Kramer notified Hertz Global Holdings, Inc. and The Hertz Corporation (together, the “Companies”) of her decision to resign as Senior Vice President and Chief Accounting Officer of the Companies effective as of November 16, 2018. Ms. Kramer, who has served in her position since May 2014, is resigning to pursue another business opportunity. Ms. Kramer’s resignation was not a result of any disagreement with the Companies on any matter relating to their operations, policies or practices.

On October 31, 2018, the Boards of Directors of the Companies approved the appointment of Eric Esper as Senior Vice President and Chief Accounting Officer of the Companies effective as of November 16, 2018. In that role, Mr. Esper will serve as the principal accounting officer of the Companies. In connection with his appointment, Mr. Esper’s annual base salary will be increased to $375,000, his annual incentive bonus will be increased to 50% of his annual base salary and the grant date value of his annual equity incentive awards will be increased to 100% of his base salary.

Mr. Esper, age 37, is currently Vice President and Controller of the Companies, a position he has held since joining the Companies in March 2018. From July 2010 to March 2018, Mr. Esper held a variety of financial leadership roles with Norwegian Cruise Line Holdings Ltd., a worldwide cruise line company, most recently as Vice President, Brand Finance & Strategy, and Vice President and Controller. Mr. Esper is a licensed CPA in Michigan. He holds a Bachelor of Business Administration and Master of Accounting from the University of Michigan. Mr. Esper has no familial relationships or related party transactions with the Companies that would require disclosure under Items 401(d) or 404(a) of Regulation S-K in connection with his appointment described above.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ Richard J. Frecker
Name:	Richard J. Frecker
Title:	Executive Vice President, General Counsel and Secretary
Date:  November 1, 2018